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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 25, 2005


                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                    333-119047               56-2088493
------------------------------        ------------         --------------------
 (STATE OR OTHER JURISDICTION         (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                28211
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    (ADDRESS OF PRINCIPAL                            (ZIP CODE)
      EXECUTIVE OFFICES)

Registrant's telephone number, including area code, is (704) 365-0569.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.
                  ------------

Description of the Mortgage Pool

                  On or about January 31, 2005, the Registrant will cause the issuance and sale of approximately $1,507,437,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE1 Asset Backed Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2005, between the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, Ocwen Federal Bank FSB as a servicer, Saxon Mortgage, Inc. as a servicer and HSBC Bank USA, National Association as trustee.

Structural Term Sheets

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Structural Term Sheets") in written form, which are in the nature of data tables.

                  The Structural Term Sheets have been provided by the Underwriter. The information in the Structural Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Structural Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Structural Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 9.01.   Financial Statements, PRO FORMA Financial Information and Exhibits

             (a) Financial Statements.

                      Not applicable.

             (b) PRO FORMA Financial Information.

                      Not applicable.

             (c)      Exhibits



                ITEM 601(a) OF
                REGULATION S-K
 EXHIBIT NO.     EXHIBIT NO.              DESCRIPTION
 -----------     -----------              -----------
      1              99.1                Structural Term Sheets (as defined in
                                         Item 8.01) that have been provided by
                                         the Underwriter to certain prospective
                                         purchasers of ACE Securities Corp. Home
                                         Equity Loan Trust, Series 2005-HE1. The
                                         Structural Term Sheets have been filed
                                         on paper pursuant to a continuing
                                         hardship exemption from certain
                                         electronic requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 27, 2005

                                  ACE SECURITIES CORP.


                                  By: /s/ Doris J. Hearn
                                      ------------------------
                                  Name: Doris J. Hearn
                                  Title: Vice President


                                  By: /s/ Evelyn Echevarria
                                     -------------------------
                                  Name: Evelyn Echevarria
                                  Title: Vice President

                                       -5-
                                  EXHIBIT INDEX



                  Item 601(a) of   Sequentially
                  Regulation S-K   Numbered
 Exhibit Number   Exhibit No.      Description                       Page
 --------------   -----------      -----------                       ----
    1                99.1          Structural Term Sheets.            6
                                   The Preliminary Structural and
                                   Collateral Term Sheet has been filed on
                                   paper pursuant to a continuing hardship
                                   exemption from certain electronic
                                   requirements.